BRIGHTHOUSE LIFE INSURANCE COMPANY

BRIGHTHOUSE SEPARATE ACCOUNT A

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B

Supplement Dated December 13, 2021 to the

Initial Summary Prospectuses dated April 30, 2021

This supplement describes changes that will occur with respect to the AQR Global Risk Balanced Portfolio offered as an Investment Portfolio under the variable annuity contracts listed below issued by Brighthouse Life Insurance Company or Brighthouse Life Insurance Company of NY. You should read this supplement in conjunction with the Initial Summary Prospectus and retain it for future reference.

Effective on about December 15, 2021, the name of AQR Global Risk Balanced Portfolio, and its sub-adviser, will change.

In “Appendix A: Investment Portfolios Available Under the Contract,” replace the information relating to AQR Global Risk Balanced Portfolio with the following new information:

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Seeks total return.	PanAgora Global Diversified Risk Portfolio II#* Brighthouse Investment Advisers, LLC Sub-Adviser: PanAgora Asset Management, Inc.	0.92%	-	-	-

# This Investment Portfolio and its investment adviser have entered into a temporary expense reimbursement and/or fee waiver. Please see the Investment Portfolio’s prospectus for additional regarding this arrangement.

* This Investment Portfolio is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Contract.”

Accordingly, effective on or about December 15, 2021, all further references to AQR Global Risk Balanced Portfolio contained in the Initial Summary Prospectus will change to PanAgora Global Diversified Risk Portfolio II. The prospectus for your variable insurance annuity contract may temporarily continue to refer to AQR Global Risk Balanced Portfolio and AQR Capital Management, LLC as its sub-adviser, until such document can be revised.

SUPP-ISP-VA-1221

Supplement to the Initial Summary Prospectus for the following variable annuity contracts:

Brighthouse Separate Account A

Series S (offered on and after May 2, 2016)

Series S – L Share Option (offered on and after May 2, 2016)

Series VA (offered on and after May 2, 2016)

Brighthouse Prime Options

Brighthouse Variable Annuity Account B

Class S (offered on and after May 2, 2016)

Class S – L Share Option (offered on and after May 2, 2016)

Class VA (offered on and after May 2, 2016)

Brighthouse Prime Options

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE